EXHIBIT 10.2

TATUM L. MORITA

c/o Gold Party Payday LLC

3189 Pepperhill Road

Lexington, Kentucky 40502

September 20, 2011

Gold Party Payday, Inc.

3189 Pepperhill Road

Lexington, Kentucky 40502

Contribution Agreement

Ladies and Gentlemen:

Tatum L. Morita hereby contributes to the capital of Gold Party Payday, Inc., a Delaware corporation (“GPPI”), effective as of the date hereof, 100% of the issued and outstanding membership interests of Gold Party Payday LLC, a Kentucky limited liability company, all of which membership interests are owned of record solely by Ms. Morita.

In exchange for such capital contribution, GPPI is issuing to Ms. Morita an aggregate of 4,000,000 shares of common stock, par value $0.00001 per share, of GPPI, constituting all of the currently issued and outstanding shares of common stock of GPPI. The parties acknowledge that the exchange is for fair consideration.

Very truly yours,

/s/ Tatum L. Morita
Tatum L. Morita

Accepted and Agreed as of

September 20, 2011

GOLD PARTY PAYDAY, INC.

By:	/s/ Tatum L. Morita
Tatum L. Morita
President and Chief Executive Officer